 EXHIBIT 10.1

Shares Trading Agreement

Transferor (Party A): Guangzhou Sleepaid Household Supplies Co., Ltd.

Address: Rm 1303, A3 Poly Plaza, 290 East Hanxi Avenue, Panyu, Guangzhou, Guangdong

Phone #: 020-31008885

Transferee (Part B): Zhang, Wenjuan

Address:

Both of transferor and transferees agreed to the following:

A. Consideration and Payment

1. Party A agreed to transfer 1% of the its owned subsidiary Guangzhou Yuewin Trading Co., Ltd. (“Yuewin”) shares to Party B to exchange for Party B’s marketing resources.

2. Both parties agreed the consideration of the trading is RMB 5,000 total; Party B will pay Party A the consideration on the date this agreement is signed and stamped.

3. Party B will provide its marketing resources for Party A to expend its business and gain better business opportunities.

4. The business registration change will be done by September 04, 2018; Party A will provide related necessary materials.

B. Warranties

1. Party A assured the transfer assets are based on real paid-in capitals, and lawfully owned.

2. Party A assured to take care of all the liabilities of Yuewin.

C. Responsibilities of profit and loss, and fees

1. Party A will pay for all the related fees regarding this transaction, includes notarization fee, traveling expense, filing fees, etc.

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D. Modification and termination of the Agreement

1. When any of the following events happen, this agreement will be modified or terminated by written consent from all the parties.

2. Force Majeure

3. Any of the parties loose the ability to perform this agreement.

4. Other situations agreed by all the parties.

E. Other

1. This agreement is made in two copies, each of the parties hold on one of the copies, all of the copies will become effective once signed and stamped.

2. If the parties have any disagreements regarding the performance of this agreement, the parties should communicate to solve the problem; if the problem remains unsolved, an arbitration in Guangzhou should be applied.

Party A:

Date:

Party B:

Date:

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